Supplement to the
Fidelity® Dividend Growth Fund, Fidelity® Growth & Income Portfolio, Fidelity® Leveraged Company Stock Fund, Fidelity® Low-Priced Stock Fund, Fidelity® OTC Portfolio, Fidelity® Real Estate Income Fund, and Fidelity® Value Discovery Fund
September 29, 2025
As Revised May 15, 2026
STATEMENT OF ADDITIONAL INFORMATION

Fidelity® Real Estate Income Fund offers an ETF Share class in addition to mutual fund share classes.
The following information supplements information found in the "General Description of the Fund(s)" section.
GENERAL DESCRIPTION OF THE FUND(S)
For Fidelity® Real Estate Income Fund:
The fund's adviser, Fidelity Management & Research Company LLC (FMR or Adviser) has obtained an exemptive order from the Securities and Exchange Commission (SEC) that permits the fund to offer mutual fund share classes and an exchange-traded share class that operates as an ETF (a "Multi-Class ETF Fund"). Under this structure, the ETF Class shares are listed and traded on an exchange and are bought and sold at market prices, whereas shares of a mutual fund class are purchased and redeemed at the class's NAV next calculated after an order is received in proper form.
Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange and conversion privileges, how shares are purchased and redeemed, the timing of dividend payments, and the timing and ability to automatically reinvest dividends. For additional information regarding these differences, see "Shareholder Information" in Fidelity® Real Estate Income Fund's Prospectus and "Buying, Selling, Exchanging and Converting Information" below.
In addition, because all of the classes of a Multi-Class ETF Fund are based on the same portfolio, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of ETF Class shares of a Multi-Class ETF Fund have the potential to experience greater portfolio transaction costs and taxable capital gains distributions than shareholders of a standalone ETF as a result of purchases and redemptions by shareholders of mutual fund class shares, as well as costs due to the fund holding cash necessary to satisfy redemptions of the mutual fund class shares, which could negatively impact the ETF Class's performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund may benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.
A Multi-Class ETF Fund also is required to comply with additional requirements applicable to ETFs that do not normally apply to a mutual fund. For example, a Multi-Class ETF Fund is required to disclose its complete holdings daily, which has the potential to make the fund more susceptible to front running than a traditional mutual fund that provides more limited public disclosure of portfolio holdings. Also, unlike a traditional mutual fund, a Multi-Class ETF Fund may not have the same flexibility to close the fund to new purchases.
The use of this structure is subject to terms and conditions set forth in an SEC exemptive order that are designed to ensure that the Adviser and the fund's Board of Trustees focus on these potential issues on an initial and ongoing basis. The conditions include that the Board, and a majority of the Independent Trustees, approve (initially, and at least annually thereafter) the operation of a Multi-Class ETF Fund pursuant to a multiple-class plan, finding that the plan is in the best interests of each mutual fund class and the ETF Class individually, and in the best interests of the Multi-Class ETF Fund as a whole. The Adviser will prepare written reports to assist the Board's findings that contain information regarding, among other items, the potential and/or observed benefits and costs to each class individually and the fund as a whole due to the structure, the appropriateness of the fund's investment strategy for the structure, and the potential and/or observed material conflicts of interest between the classes and/or material negative consequences resulting from the structure.
The fund's ETF Class issues and redeems shares on a continuous basis at NAV in aggregations of a specified number of shares called "Creation Units." Creation Units are issued in exchange for portfolio securities and/or cash. ETF Class shares are listed and traded on an exchange. ETF Class shares trade in the secondary market at market prices that may differ from the shares' NAV. ETF Class shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and in exchange for portfolio securities and/or cash. To be eligible to place orders to purchase a Creation Unit of the fund's ETF Class, an entity must be an "Authorized Participant" which is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units. Shareholders who are not Authorized Participants, therefore, will not be able to purchase or redeem ETF Class shares directly with or from the fund. Instead, most shareholders who are not Authorized Participants will buy and sell ETF Class shares in the secondary market through a broker.
The following information replaces similar information found in the "Buying, Selling, and Exchanging Information" section.
BUYING, SELLING, EXCHANGING, AND CONVERTING INFORMATION
A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.
A fund may also effect redemptions in-kind in an effort to manage cash positions and/or to offset certain costs that arise from significant redemption activity or from portfolio turnover in connection with any type of selling activity, including portfolio repositioning and cash raises (e.g., for distributions or redemptions). This practice may benefit a fund and its shareholders by reducing the need for a fund to maintain significant cash reserves and/or to sell securities held in the fund to meet redemption requests or for other selling activities and, in so doing, avoid or reduce cash drag, transaction costs and capital gain realization that could otherwise arise from reserves maintained or securities sold. There is a risk that this activity could negatively impact the market value of the securities redeemed in-kind and, in turn, the NAV of the fund.
With respect to these redemptions in-kind, shareholders will receive either a pro rata basket or a custom basket of securities valued as they are for purposes of computing a fund's NAV. The custom basket includes only securities that have been disclosed in the fund's most recent public holdings disclosure.
In addition to the exchange privileges listed in each fund's prospectus, Fidelity® Real Estate Income Fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. Exchanges and conversions between share classes of the same fund generally are non-taxable events.
Shares of Fidelity® Real Estate Income Fund may be converted to ETF Class shares of the same fund.
The following information replaces similar information found in the "Fund Holdings Information" section.
Fidelity® Dividend Growth Fund, Fidelity® Growth & Income Portfolio, Fidelity® OTC Portfolio, and Fidelity® Value Discovery Fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
Fidelity® Leveraged Company Stock Fund and Fidelity® Low-Priced Stock Fund will provide a full list of holdings monthly on www.fidelity.com 60 days after month-end.
Fidelity® Dividend Growth Fund, Fidelity® Growth & Income Portfolio, Fidelity® OTC Portfolio, and Fidelity® Value Discovery Fund will provide its top ten holdings (excluding cash and futures) on Fidelity's web site monthly, 15 days after month-end.
Fidelity® Leveraged Company Stock Fund and Fidelity® Low-Priced Stock Fund will provide its top ten holdings (excluding cash and futures) on Fidelity's web site (i) monthly, 60 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end.
Each fund, other than Fidelity® Real Estate Income Fund, may disclose a list of full or partial holdings on www.fidelity.com earlier than indicated above when FMR's Executive Holdings Policy Committee determines that there is a legitimate business purpose and the additional disclosure is not harmful to the fund.
Unless otherwise indicated, for each fund other than Fidelity® Real Estate Income Fund, this information will be available on the web site until updated for the next applicable period.
Fidelity® Real Estate Income Fund will provide a full list of holdings daily on each business day, before the opening of regular trading on the listing exchange on which the fund's ETF Class shares are listed on www.fidelity.com.
For Fidelity® Real Estate Income Fund, daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the fund may be provided as frequently as daily to the fund's service providers to facilitate the provision of services to the fund and to certain other entities in connection with the dissemination of information necessary for transactions in Creation Units of ETF Class shares of the fund. Each business day prior to the opening of the ETF Class's listing exchange, a PCF containing a list of the names and the required number of shares of each in-kind deposit of a portfolio of securities used as consideration for the purchase of a Creation Unit ("Deposit Securities") for the ETF Class will be provided through fee-based services; to subscribers to the fee-based services, including Authorized Participants; and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading ETF Class shares in the secondary market. In addition to making PCFs available to the NSCC, each fund will disclose the PCF or portions thereof as frequently as daily on www.fidelity.com.

PSTS-SSTK-0626-131-1.798487.131	June 12, 2026